UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2024
________________________
ZAI LAB LIMITED
(Exact name of registrant as specified in its charter)
________________________

Cayman Islands	001-38205	98-1144595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4560 Jinke Road Bldg. 1, Fourth Floor, Pudong Shanghai, China	201210
314 Main Street 4th Floor, Suite 100 Cambridge, MA, USA	02142
(Address of principal executive offices)	(Zip Code)
+86 21 6163 2588
+1 857 706 2604
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 10 Ordinary Shares, par value $0.000006 per share	ZLAB	The Nasdaq Global Market
Ordinary Shares, par value $0.000006 per share*	9688	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described under Item 5.07 below, on June 18, 2024, at the 2024 Annual General Meeting of Shareholders (the “Annual Meeting”) of Zai Lab Limited (the “Company”), the Company’s shareholders approved the Zai Lab Limited 2024 Equity Incentive Plan (the “2024 Plan”), which was previously approved by the Company’s Board of Directors (the “Board of Directors”). The 2024 Plan is intended to replace the Zai Lab Limited 2022 Equity Incentive Plan (the “2022 Plan”) and is substantially similar to the 2022 Plan, but reflects an increase in the number of shares reserved for issuance under the Company’s equity incentive plans. No new grants will be made under the 2022 Plan, the Zai Lab Limited 2017 Equity Incentive Plan (the “2017 Plan”), or the Zai Lab Limited 2015 Omnibus Equity Incentive Plan (the “2015 Plan”). Awards already granted under the 2022 Plan, 2017 Plan, or 2015 Plan will remain in full force and effect pursuant to the terms and conditions of the 2022 Plan, 2017 Plan, and 2015 Plan, respectively. The 2024 Plan will be subject to the requirements under Chapter 17 of the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited. The Company’s officers and directors are among the persons eligible to receive awards under the 2024 Plan.
Additional information about the 2024 Plan is included in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2024 (the “Proxy Statement”) under the caption “Proposal 17: Approval of the Zai Lab Limited 2024 Equity Incentive Plan,” which summary is incorporated herein by reference. The foregoing description of the 2024 Plan is qualified by reference to the full text of the 2024 Plan, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 18, 2024, the Company held its 2024 Annual Meeting. Holders of a total of 783,717,424 ordinary shares of the Company, constituting more than one-tenth of all voting share capital of the Company in issue as of the record date of April 25, 2024, were present in person (either physically or by virtual attendance) or by proxy at the Annual Meeting.
The matters set forth below were voted on by the Company’s shareholders at the Annual Meeting. Detailed descriptions of each proposal and the applicable voting procedures are contained in the Proxy Statement. Proposals 1 to 12, 14, and 16-17 in the notice of the Annual Meeting were approved at the Annual Meeting. For Proposal 13, the Company’s shareholders voted on an advisory basis on the compensation of the named executive officers, as disclosed in the Proxy Statement. As Proposal 14 was carried as an ordinary resolution, Proposal 15 is not applicable. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:
Proposal 1:
(1) AS AN ORDINARY RESOLUTION: to re-elect Samantha (Ying) Du to serve as a director until the 2025 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
766,937,519	14,985,985	1,793,920	-
Accordingly, Proposal 1 was carried as an ordinary resolution.

Proposal 2:
(2) AS AN ORDINARY RESOLUTION: to re-elect Kai-Xian Chen to serve as a director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
630,062,057	152,990,347	665,020	-
Accordingly, Proposal 2 was carried as an ordinary resolution.
Proposal 3:
(3) AS AN ORDINARY RESOLUTION: to re-elect John D. Diekman to serve as a director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
768,730,241	14,843,523	143,660	-
Accordingly, Proposal 3 was carried as an ordinary resolution.
Proposal 4:
(4) AS AN ORDINARY RESOLUTION: to re-elect Richard Gaynor to serve as a director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
782,108,771	1,464,993	143,660	-
Accordingly, Proposal 4 was carried as an ordinary resolution.
Proposal 5:
(5) AS AN ORDINARY RESOLUTION: to re-elect Nisa Leung to serve as a director until the 2025 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
782,108,591	1,476,603	132,230	-
Accordingly, Proposal 5 was carried as an ordinary resolution.

Proposal 6:
(6) AS AN ORDINARY RESOLUTION: to re-elect William Lis to serve as a director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
778,552,223	5,032,731	132,470	-
Accordingly, Proposal 6 was carried as an ordinary resolution.
Proposal 7:
(7) AS AN ORDINARY RESOLUTION: to re-elect Scott Morrison to serve as a director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
637,789,807	145,783,957	143,660	-
Accordingly, Proposal 7 was carried as an ordinary resolution.
Proposal 8:
(8) AS AN ORDINARY RESOLUTION: to re-elect Leon O. Moulder Jr. to serve as a director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
715,294,395	68,290,659	132,370	-
Accordingly, Proposal 8 was carried as an ordinary resolution.
Proposal 9:
(9) AS AN ORDINARY RESOLUTION: to re-elect Michel Vounatsos to serve as a director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
783,499,458	74,446	143,520	-
Accordingly, Proposal 9 was carried as an ordinary resolution.

Proposal 10:
(10) AS AN ORDINARY RESOLUTION: to re-elect Peter Wirth to serve as a director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-Votes
764,910,799	18,662,965	143,660	-
Accordingly, Proposal 10 was carried as an ordinary resolution.
Proposal 11:
(11) AS AN ORDINARY RESOLUTION: to approve the appointment of KPMG LLP and KPMG as the Company’s independent registered public accounting firms and auditors to audit our consolidated financial statements to be filed with the SEC and the Stock Exchange of Hong Kong Limited (the Hong Kong Stock Exchange) for the year ending December 31, 2024, respectively.

For	Against	Abstentions	Broker Non-Votes
783,585,044	5,250	127,130	-
Accordingly, Proposal 11 was carried as an ordinary resolution.
Proposal 12:
(12) AS AN ORDINARY RESOLUTION: to authorize the board of directors of the Company (the Board of Directors) to fix auditor compensation for 2024.

For	Against	Abstentions	Broker Non-Votes
783,497,654	86,430	133,340	-
Accordingly, Proposal 12 was carried as an ordinary resolution.
Proposal 13:
(13) AS AN ORDINARY RESOLUTION: to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
530,425,912	253,154,632	136,880	-
Accordingly, the Company’s shareholders voted for an advisory vote on the compensation of the named executive officers, as disclosed in the Proxy Statement. Proposal 13 was carried as an ordinary resolution.

Proposal 14:
(14) AS AN ORDINARY RESOLUTION: to approve a general mandate to the Board of Directors to allot and issue ordinary shares and/or ADSs and/or resell treasury shares of up to 20% of the total number of issued ordinary shares of the Company (excluding treasury shares) as of the date of the Annual Meeting until the 2025 annual general meeting of shareholders.

For	Against	Abstentions	Broker Non-Votes
411,255,662	372,323,232	138,530	-
Accordingly, Proposal 14 was carried as an ordinary resolution, and Proposal 15 was not applicable.
Proposal 15:
(15) AS AN ORDINARY RESOLUTION: to approve a general mandate to the Board of Directors to allot and issue ordinary shares and/or ADSs and/or resell treasury shares of up to 10% of the total number of issued ordinary shares of the Company (excluding treasury shares) as of the date of the Annual Meeting until the 2025 annual general meeting of shareholders.

For	Against	Abstentions	Broker Non-Votes
N/A	N/A	N/A	N/A
As Proposal 14 was carried as an ordinary resolution, Proposal 15 was inapplicable.
Proposal 16:
(16) AS AN ORDINARY RESOLUTION: to approve a general mandate to repurchase ordinary shares and/or ADSs of up to 10% of the total number of issued ordinary shares of the Company (excluding treasury shares) as of the date of the Annual Meeting until the 2025 annual general meeting of shareholders.

For	Against	Abstentions	Broker Non-Votes
728,066,553	55,516,241	134,630	-
Accordingly, Proposal 16 was carried as an ordinary resolution.
Proposal 17:
(17) AS AN ORDINARY RESOLUTION: to approve the Zai Lab Limited 2024 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
568,389,501	215,192,733	135,190	-
Accordingly, Proposal 17 was carried as an ordinary resolution.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1#	Zai Lab Limited 2024 Equity Incentive Plan

104	The cover page of this report is formatted in Inline XBRL
# Management contract or compensatory plan, contract, or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAI LAB LIMITED

	By:	/s/ F. Ty Edmondson
	Name:	F. Ty Edmondson
	Title:	Chief Legal Officer and Corporate Secretary

Date: June 18, 2024